UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2015, United Rentals, Inc. held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of Jenne K. Britell, José B. Alvarez, Bobby J. Griffin, Michael J. Kneeland, Singleton B. McAllister, Brian D. McAuley, John S. McKinney, James H. Ozanne, Jason D. Papastavrou, Filippo Passerini, Donald C. Roof and Keith Wimbush to the Company’s Board of Directors for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers.

The stockholders elected all twelve directors, approved the ratification of the appointment of Ernst & Young LLP and approved (on a non-binding basis) the compensation of the Company’s named executive officers.

The final voting results for each of the matters submitted to a vote of stockholders at the 2015 annual meeting are set forth below:

Proposal 1.     Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Jenne K. Britell	71,317,875	94,951	148,733	9,738,736
José B. Alvarez	71,349,924	61,148	150,487	9,738,736
Bobby J. Griffin	71,349,579	62,991	148,989	9,738,736
Michael J. Kneeland	71,348,033	63,870	149,656	9,738,736
Singleton B. McAllister	70,753,784	654,586	153,189	9,738,736
Brian D. McAuley	70,817,667	595,586	148,306	9,738,736
John S. McKinney	70,733,720	678,965	148,874	9,738,736
James H. Ozanne	71,329,436	83,503	148,620	9,738,736
Jason D. Papastavrou	71,081,148	329,984	150,427	9,738,736
Filippo Passerini	71,349,552	65,005	147,002	9,738,736
Donald C. Roof	71,347,157	66,164	148,238	9,738,736
Keith Wimbush	71,329,568	78,353	153,638	9,738,736

Proposal 2.     Ratification of Appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
80,410,749	674,583	214,963	*

*	Not applicable.

Proposal 3.     Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
69,945,793	1,420,034	195,732	9,738,736

Item 7.01.	Regulation FD Disclosure.

On May 6, 2015, the Company issued a press release (attached hereto as Exhibit 99.1) announcing that it will participate in the Oppenheimer & Co. 10th Annual Industrial Growth Conference on Wednesday, May 13, 2015. At the conference, Michael Kneeland, chief executive officer, and William Plummer, chief financial officer, will present information regarding the Company, which may include a discussion of the Company’s business, financial performance and forward-looking information.

The presentation is scheduled to begin at 10:15 a.m., Eastern Time and will be broadcast live via the following link:

http://www.veracast.com/webcasts/opco/industrials2015/72204308985.cfm

The archived webcast will be available for 30 days following the conference directly through the Company’s website, www.unitedrentals.com.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including Exhibit 99.1 attached hereto, of any information does not constitute an admission that such information is material.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release of United Rentals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2015

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc.